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                                                                    Exhibit 99.2

                            AGREEMENT OF JOINT FILING

      Pursuant to 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13G (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.


                                    TYCO INTERNATIONAL LTD.

                                    By:  /s/ Mark H. Swartz
                                        -----------------------------------
                                        Name:  Mark H. Swartz
                                        Title: Executive Vice President and
                                                 Chief Financial Officer


                                    TYCO CAPITAL HOLDINGS LTD.

                                    By:  /s/ Glen J. Miskiewicz
                                        -----------------------------------
                                        Name:  Glen J. Miskiewicz
                                        Title: President


                                    TYCO CAPITAL LTD.

                                    By:  /s/ Mark H. Swartz
                                        -----------------------------------
                                        Name:  Mark H. Swartz
                                        Title: Vice President


                                    TYCO CAPITAL HOLDING, INC.

                                    By:  /s/ Mark H. Swartz
                                        -----------------------------------
                                        Name:  Mark H. Swartz
                                        Title: Vice President
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                                    CIT GROUP INC.

                                    By:  /s/ Mark H. Swartz
                                        -----------------------------------
                                        Name:  Mark H. Swartz
                                        Title: Vice President


                                    THE CIT GROUP/EQUITY INVESTMENTS, INC.

                                    By:  /s/ Mark H. Swartz
                                        -----------------------------------
                                        Name:  Mark H. Swartz
                                        Title: Vice President